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                                                                    EXHIBIT 99.1
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                  FORM OF AFFILIATE INVESTMENT REPRESENTATION
                              AND LOCKUP AGREEMENT


Alloy Online, Inc.
115 West 30th Street
New York, NY 10001
Attn:  Chief Financial Officer

         Re: Proposed issuance of shares (the "Shares") of Alloy Online, Inc. ("Parent") Common Stock, $0.01 par value per share (the "Common Stock"), in connection with the purchase of assets (the "Asset Purchase") of Celebrity Sightings, LLC (the "Seller") by Alloy Acquisition Corporation ("Buyer") pursuant to an Asset Purchase Agreement, dated as of December 1, 1999, by and among Parent, Buyer and Seller (the "Asset Purchase Agreement")

Ladies and Gentlemen:

         The Seller has, in connection with the transactions contemplated by the Asset Purchase Agreement, been issued shares of Common Stock. Seller currently contemplates distributing all of the shares of Common Stock it received in connection with the Asset Purchase to its members and certain of its employees in connection with the dissolution and liquidation of Seller. The undersigned is a member/employee of the Seller, and will be receiving a portion of the Seller's shares of Common Stock in connection with Seller's dissolution and liquidation or otherwise. In connection with such distribution, and as required by the Asset Purchase Agreement, the undersigned ("Investor") hereby represents and warrants to you and agrees with you as follows, effective as of the date of distribution of any of your shares of Common Stock to the undersigned as contemplated in this paragraph:

1. The Investor has received and has had the opportunity to review certain information relating to Parent and the Asset Purchase, including, without limitation, copies of the following agreements and exhibits related to the Asset Purchase and the following statements and reports filed by Parent with the Securities and Exchange Commission (the "Commission"):

         (a) Form of Asset Purchase Agreement dated as of December 1, 1999, among Parent, Buyer and Seller (the "Asset Purchase Agreement"), including the exhibits and schedules attached thereto;

         (b) Parent's Report on Form 8-K filed on December __, 1999 relating to the transactions contemplated by the Asset Purchase Agreement;

         (c)      Parent's Prospectus filed with the Commission on May 14, 1999;

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         (d)      Parent's Registration Statement on Form S-8 filed on November
                  10, 1999;

         (e) Parent's Quarterly Report on Form 10-Q for the quarter ended July 31, 1999;

         (f) Parent's Quarterly Report on Form 10-Q for the quarter ended April 30, 1999; and

         (g) Parent's press release, dated November 18, 1999, relating to Parent's financial results for its fiscal third quarter ended October 31, 1999.

2. The Investor has checked the box below if he, she or it is an "Accredited Investor," as such term is defined in Section 501(a) or Regulation D ("Regulation D") of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). If the Investor is not an Accredited Investor, he, she or it represents and warrants that either alone or with his, her or its purchaser representative(s) (as such term is defined in Section 501(h) of Regulation D) has such knowledge and experience in financial and business mattes that he, she or it is capable of evaluating the merits and risks of the Asset Purchase and a prospective investment in the Shares.

         "Accredited Investor" shall mean any person who comes within any of the following categories:

         (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in
                  Section 2(a)(48) of the Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, is such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;


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         (b)      Any private business development company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940, as amended;

         (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (g) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who meets the definition of a "purchaser representative" found in Rule 501(h) of Regulation D; and

         (h) Any entity in which all of the equity owners are Accredited Investors.

         [ ]      The Investor represents and warrants that he, she or it is an "Accredited Investor."

3. ENGAGEMENT OF PURCHASER REPRESENTATIVE. If the Investor has engaged a purchaser representative, the Investor has checked the following box and indicated the name of such purchaser representative.

         [ ]      ____________________________________

         The Investor has also attached all disclosure materials provided by such purchaser representative to the Investor describing any material relationship between the purchaser representative or its affiliates and Parent or its affiliates that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.


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4.       OPPORTUNITY TO INVESTIGATE. The Investor has had an opportunity for a reasonable period of time to ask questions of and receive answers from Parent concerning Parent, the Shares and the terms and conditions of the transactions contemplated by the Asset Purchase Agreement, and the Investor has had an opportunity to obtain any additional information the Investor considered necessary to verify the accuracy of the information furnished in the documents listed in Section 1 above.

5. INVESTMENT PURPOSE. All Shares issued in connection with the Asset Purchase that are distributed to the Investor will be so acquired by he, she or it for his, her or its own account and not on behalf of any other person. The Investor will be so acquiring the Shares for investment and not for distribution or with the intent to divide his, her or its participation with others or of selling, assigning, transferring or otherwise disposing of the Shares. It is understood that the Investor may make bona fide gifts or distributions (including, if the Investor is (i) a partnership, to its partners or (ii) a limited liability company, to its members) without consideration, or transfers by operation of law, so long as any donee or transferee agrees not to sell, transfer or otherwise dispose of any of the Shares except as provided herein and executes and delivers to Parent a copy of this Agreement.

6.       The Investor understands that:

         (a) NO REGISTRATION. The Shares have not been registered by Parent under the Securities Act or any applicable state securities laws (the "State Acts"), and, therefore, the Shares cannot be sold or otherwise transferred unless either they are registered under the Securities Act and any applicable State Acts or an exemption from such registration is available. Parent has not made any representations to me that it will register the Shares under the Securities Act or the State Acts, except in the Registration Rights Agreement dated the date hereof.

         (b) REQUIRED LEGENDS. The certificates evidencing the Shares will include the legend set forth below, which the Investor has read and understands:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO AN INVESTMENT REPRESENTATION AND LOCKUP AGREEMENT WITH THE CORPORATION WHICH RESTRICTS THE TRANSFER THEREOF, A COPY OF WHICH CAN BE OBTAINED FROM THE CORPORATION AT ITS EXECUTIVE OFFICES.


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         (c)      TRANSFER RESTRICTIONS. Subject to the lock-up provided under
                  Section 9 herein, by accepting the certificates bearing the aforesaid legend, the Investor agrees, prior to any transfer of the Shares represented by the Certificates, to give written notice to Parent expressing his, her or its wish to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, Parent shall present copies thereof to its counsel and the following provisions shall apply:

                           (i) if, in the opinion of Parent's counsel, the
                  proposed transfer of such Shares may be effected without registration of such Shares under the Securities Act and the State Acts, Parent shall promptly thereafter (but in any event within 5 business days of its receipt of the Investor's request) notify the Investor, whereupon the Investor shall entitled to transfer such Shares, all in accordance with the terms of the notice delivered by the Investor to Parent and upon such further terms and conditions as reasonably shall be required by Parent to ensure compliance with the Securities Act and the State Acts, and Parent will deliver, upon surrender of the certificate evidencing such Shares, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the State Acts; and

                           (ii) if, in the opinion of Parent's counsel, the
                  proposed transfer of such Shares may not be effected without registration of such Shares under the Securities Act or the State Acts, a copy of such opinion shall be promptly (but in any event within 5 business days of its receipt of the Investor's request) delivered to the Investor, and such proposed transfer shall not be made unless such registration is then in effect or otherwise subsequently is permitted under the Securities Act and the State Acts.

         (d) STOP TRANSFER ORDERS. Parent may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent Parent reasonably considers it necessary to ensure compliance with the Securities Act and the State Acts.

7. EXPERIENCE AND SUITABILITY. The Investor has knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments generally, is capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of an investment in the Shares in the amount contemplated. The Investor has adequate means of providing for his, her or its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Shares. THE INVESTOR CAN AFFORD A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT IN THE SHARES.

8. SUBSTANTIAL DEGREE OF RISK. The Investor understands that an investment in the Shares involves a substantial degree or risk, including, without limitation, matters discussed under the caption "Management's Discussion and Analysis of Financial Condition and


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         Results of Operations" in the Report on Form 10-Q for July 31, 1999. No
         representation has been made regarding the future performance of Parent or the future market value of the Shares.

9. LOCK-UP AGREEMENT. In order to induce Parent to enter into the Asset Purchase Agreement, the Investor hereby agrees that he, she or it will not, except with the prior written approval of Parent, directly or indirectly offer to sell, contract to sell or otherwise sell or dispose of any of the Shares, or engage in any other transaction which reduces the risks of ownership, until May 15, 2000 with respect to one hundred percent (100%) of the Shares, and for a period of twelve (12) months from the date hereof with respect to seventy five percent (75%) of the Shares. The Investor agrees and consents to the entry of stop transfer instructions with Parent's transfer agent against the transfer of Shares held by the Investor except in compliance with the foregoing restrictions. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph shall not be effective from and as of the first to occur of (i) the acquisition of all or substantially all of the outstanding capital stock or assets of Alloy by any other person, whether by merger, operation of law, stock purchase, asset purchase or any other business combination with respect to Parent and (ii) the effective date of a registration statement under the Securities Act covering all of the shares of Common Stock as to which this paragraph is then applicable.

10. INDEMNIFICATION. The Investor recognizes that the issuance of Shares will be based to a material extent upon his, her or its representations, warranties and agreements set forth in this Agreement, and the Investor agrees on demand to indemnify and hold harmless Parent from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation of any material fact the Investor has made in this Agreement, any breach by the Investor in any material respect of any agreement contained in this Agreement, or arising out of the Investor's sale or distribution of any Shares in violation of the Securities Act, the State Acts or this Agreement. All representations, warranties and covenants and the indemnification contained in this Agreement shall survive this Agreement and the Investor's admission as a stockholder of Parent.

11.      MISCELLANEOUS.

         (a) NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

                           If to the undersigned, to the address set forth on
                  the signature page hereto.


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                           If to Parent, to the address set forth at the top of
                  this Agreement.

                  All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

         (b) ENTIRE AGREEMENT. This Agreement, together with the Asset Purchase Agreement and the Ancillary Agreements incorporated by reference therein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         (c) FURTHER ASSURANCES. Within ten (10) days after receipt of a written request from Parent, Investor agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which Parent is subject.

         (d) MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

         (e) WAIVERS AND CONSENTS. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         (f) ASSIGNMENT. This Agreement may not be transferred or assigned without the prior written consent of Parent and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

         (g) BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the


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                  parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         (h) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

         (i) SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         (j)      INTERPRETATION. The parties hereto acknowledge and agree that:
                  (i) each party and its counsel have reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

         (k) HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

         (l) ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

         (m) NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude


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                  such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         (n) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.      UNDER PENALTIES OF PERJURY, EACH OF THE UNDERSIGNED CERTIFIES THAT:

         (a) EACH HAS CONSIDERED AND FULLY UNDERSTANDING ALL OF THE RISKS INVOLVED IN MAKING AN INVESTMENT IN THE SECURITIES OF PARENT.

         (b) THE REPRESENTATIONS AND RESPONSES PROVIDED HERERIN BY EACH INVESTOR ARE TRUE AND CORRECT, AND EACH ACKNOWLEDGES THAT PARENT CAN RELY ON SUCH REPRESENTATIONS AND RESPONSES IN CONNECTION WITH THE ISSUANCE OF THE SHARES TO THE UNDERSIGNED IN CONNECTION WITH THE ASSET PURCHASE.



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         IN WITNESS WHEREOF, the undersigned has executed this Agreement on this
_______ day of _____________, 1999.

                                        (For Co-owners, if applicable)


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Investor Signature                      Investor Signature



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Print Name                              Print Name


The foregoing Representation and Lock-up is hereby accepted.

                                        ALLOY ONLINE, INC.


                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                        DATE:
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